GREAT-WEST FUNDS, INC.

Great-West Short Duration Bond Fund

Institutional Class Ticker: MXXJX

Initial Class Ticker: MXSDX

Class L Ticker: MXTDX

(the “Fund”)

Supplement dated October 11, 2016 to the Prospectus and Summary Prospectus for the

Fund, each dated April 29, 2016, and the Statement of Additional Information

for Great-West Funds, Inc., dated April 29, 2016

Effective October 17, 2016 (the “Effective Date”), Kiva Patten is no longer a portfolio manager to the Fund. All references to Kiva Patten in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed as of the Effective Date.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 29, 2016, and the Statement of Additional Information for Great-West Funds, Inc., dated April 29, 2016.

Please keep this Supplement for future reference.